Exhibit 10.31

AMENDMENT NO. 1
TO
PROFIT INTEREST AGREEMENT

AMENDMENT NO. 1, dated as of February 2, 2010, to PROFIT INTEREST AGREEMENT, dated as of February 2, 2010, by and between [AGRL Subsidiary] at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, a company incorporated in the British Virgin Islands with limited liability (the “Buyer”); and [VIP Gaming Promoter] [address] (the “Seller”).

WITNESSETH:

A.           The Buyer and the Seller have entered into the Profit Interest Agreement; and

B.	The Buyer and the Seller desire to amend the Profit Interest Agreement as set forth herein.

In consideration of the foregoing and the mutual understanding contained herein, the parties agree as follows:

1.           Section 8.2 of the Profit Interest Agreement is hereby amended to read as follows, effective as of the Closing Date (as defined in the Profit Interest Agreement):

8.2  By their execution of this Agreement in the place provided below, Mr. Lam Man Pou and Mr. Vong Hon Kun agree that they will make loans to the Buyer’s parent company, Asia Gaming & Resort Limited, a Hong Kong corporation (“AGRL”), for use by AGRL for working capital and to make loans to the Seller and the other VIP gaming promoters that have entered into agreements with other subsidiaries of AGRL similar to this Agreement, such loans to be in an amount not less than HK $150,000,000 on and after the Closing Date and not less than HK $350,000,000 on and after March 31, 2010 and until this Agreement is terminated.  Such commitment on the part of Mr. Lam and Mr. Vong shall terminate at the end of the fiscal quarter that AGRL’s working capital is not less than HK $775,000,000, exclusive of any working capital provided by Mr. Lam and Mr. Vong.

2.           As amended hereby, the Profit Interest Agreement shall remain in full force and effect.

DATED as of the date first written above

BUYER                                                                                     SELLER

[Subsidiary]                                                                                                [VIP Gaming Promoter]

By: ______________________                                                           By: _____________________
(Name and Title)                                                                                     (Name and Title)

The undersigned hereby agree to the provisions of this Amendment No. 1 to Profit Interest Agreement.

_______________________________                                              __________________________
Lam Man Pou                                                                                                Vong Hon Kun